iShares®

iShares Trust

Supplement dated April 3, 2007

to the Prospectus dated August 1, 2006 (as supplemented September 1, 2006)

for the iShares Dow Jones U.S. Telecommunications Sector Index Fund (the “Prospectus”)

The information in this Supplement updates information in, and should be read in conjunction with, the Prospectus.

Currently, the investment objective of the iShares Dow Jones U.S. Telecommunications Sector Index Fund (the “Fund”) is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Telecommunications Index (the “Current Index”). Dow Jones & Company has notified BGFA, the investment adviser of the Fund, that it has created the Dow Jones U.S. Select Telecommunications Index (the “New Index”) to replace the Current Index. The New Index, although currently consisting of many of the same securities as the current Index, generally is less concentrated in the stock of single issuers than the Current Index.

On March 8, 2007, the Fund’s Board of Trustees voted to approve a change of the Fund’s Current Index to the New Index. The Board also approved a change to the Fund’s investment objective, such that the Fund’s new investment objective is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of the New Index. The Fund is expected to commence tracking the New Index on or about May 3, 2007.

The investment objective of the Fund is non-fundamental and, accordingly, this change does not require shareholder approval.

All references in the Prospectus to the Dow Jones U.S. Telecommunications Index are now changed to the Dow Jones U.S. Select Telecommunications Index.

If you have any additional questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of Barclays Global Investors, N.A.	BGI-A-049-04007

PLEASE RETAIN THIS SUPPLEMENT

FOR FUTURE REFERENCE

iShares®

iShares Trust

Supplement dated April 3, 2007

to the Statement of Additional Information (“SAI”) dated December 1, 2006 for the iShares Dow Jones Series

The information in this Supplement updates information in, and should be read in conjunction with, the Prospectus and SAI for the iShares Dow Jones U.S. Telecommunications Sector Index Fund.

The iShares Dow Jones U.S. Telecommunications Sector Index Fund is expected to commence tracking the Dow Jones U.S. Select Telecommunications Index on or about May 3, 2007. All references to the Dow Jones U.S. Telecommunications Index are now changed to the Dow Jones U.S. Select Telecommunications Index in the SAI.

The information regarding the Dow Jones U.S. Telecommunications Index appearing on page 21 of the SAI is hereby replaced by the following:

Dow Jones U.S. Select Telecommunications Index

Number of Components: approximately 36

Index Description. The Dow Jones U.S. Select Telecommunications Index is a subset of the Wilshire 2500 Index. The Index is a free-float adjusted market capitalization-weighted index and includes telecommunications companies in the Wilshire 2500 Index.

iShares® is a registered trademark of Barclays Global Investors, N.A.	BGI-A-042-04007

PLEASE RETAIN THIS SUPPLEMENT

FOR FUTURE REFERENCE